Exhibit 10.2

               Cost Sharing and Administrative Services Agreement


     This Cost Sharing and Administrative Services Agreement, dated as of November 16, 1995 by and among PSCC, Inc., a California corporation ("PSCC"), and each of the entities listed on the signature pages hereof under the designation "Owners" (individually, an "Owner" and collectively, the "Owners"):

                                    RECITALS:

     A. Each of the Owners now owns mini-warehouses and/or commercial properties that are operated by the Owner under the "Public Storage" name and may in the future acquire other such properties (the "Properties");

     B. Each Owner is required to employ on-site personnel and other service providers in connection with the operation and maintenance of its Properties (including, for example, on-site resident managers, relief managers, maintenance managers, maintenance staff, and others);

     C. Each Owner also requires the benefit of certain administrative services with respect to the operation of its Properties and, as to certain Owners, the administration of the Owner, as an entity, that can be more efficiently provided to the Owners (both in terms of costs and in terms of the quality of services received) on a centralized basis (for example, accounting and finance; legal; auditing; employee relations; advertising; management information; investor relations; office services; property software; and property tax administration); and

     D. Each of the Owners desires to engage PSCC, on a cost-reimbursement basis, to employ personnel required by the Owner for the operation of its Properties and to provide centralized administrative services necessary or useful to the operation of the Owner's Properties and, as to certain Owners, the administration of the Owner (referred to in the aggregate as the "Cost Sharing and Administrative Services," as more fully described on Schedule A hereto).



     Now, therefore, the parties agree as follows:

     1. Engagement
        ----------

          (a) Each of the Owners hereby engages PSCC as an independent contractor, and PSCC hereby accepts such engagement as described herein, upon the terms and conditions hereinafter set forth.

          (b) Each of the Owners acknowledges that PSCC is in the business of rendering Cost Sharing and Administrative Services in connection with facilities currently owned or to be acquired by others. It is hereby expressly agreed that PSCC and its affiliates may continue to engage in such activities (whether or not such other facilities may be in direct or indirect competition with the Owner's facilities) and may in the future engage in other businesses which may compete directly or indirectly with activities of the Owners.

          (c) In the performance of its duties under this Agreement, PSCC shall occupy the position of an independent contractor with respect to each of the Owners. Nothing contained herein shall be construed as making the parties hereto partners or joint venturers, nor, except as expressly otherwise provided for herein, construed as making PSCC an agent or employee of any of the Owners.

     2. Duties and Authority of PSCC
        ----------------------------

          (a) Notwithstanding anything else in this Agreement, each of the Owners shall have the sole and exclusive authority to fully and completely operate and manage the Properties and to supervise and direct the business and affairs associated or related to the daily operation thereof.

          (b) PSCC shall provide (i) each of the Owners with all personnel and centralized administrative services requested by Owners for the operation and maintenance of the Properties and (ii) those Owners set forth on Schedule C with all personnel and centralized administrative services requested by Owners for the corporate or partnership administration of the Owner, provided that PSCC shall not be required to provide (iii) executive and other senior management personnel for the Owners or (iv) management or operational oversight with respect to the Owners' Properties (which oversight shall be performed by the Owner itself or a property management company employed directly by the Owner). The personnel and centralized administrative services to be provided by PSCC hereunder shall include the categories listed on Schedule A attached hereto.

          (c) PSCC shall provide each of the Owners with necessary central office space and equipment for such services as are described in Section 2(b) of this Agreement.

          (d) Each of the Owners understands and acknowledges that PSCC and some or all of the personnel described in Section 2(b) of this Agreement may simultaneously render similar services for other Owners and for other owners of facilities for whom PSCC is rendering services, some of whom may (i) be affiliates of PSCC and/or (ii) compete with one or more Owners.

     3. Duties of Owners
        ----------------

                  Each of the Owners hereby agrees to cooperate with PSCC in PSCC's performance of the Cost Sharing and Administrative Services provided for under this Agreement and to that end, upon the request of PSCC, to give PSCC access to all files, books and records of such Owner related its Properties that may be relevant to the performance of such Services.

     4. Compensation of PSCC
        --------------------

          (a) In consideration for the Cost Sharing and Administrative Services rendered by PSCC under section 2(b) of this Agreement, each of the Owners shall pay to PSCC an amount equal to the costs incurred by PSCC (including fringe benefits) of the personnel included in the categories listed on Schedule A rendering services for or on behalf of such Owner and all other costs incurred by PSCC reasonably related to the performance of the Cost Sharing and Administrative Services on behalf of such Owner. The costs of such personnel and the Services shall be allocated so that each Owner will bear all direct expenses attributable to services rendered or costs incurred on behalf of that Owner, as well as the appropriate proportionate share of the shares expenses incurred on behalf of all or multiple Owners. The process of establishing formulae to specify the Owners' shares of allocated expenses will be consistent with the allocation practices of PSCC's predecessor and with any pre-existing agreements between the Owners and PSCC's predecessor. The allocations shall be reviewed and appropriately adjusted on an annual (or more frequent, as necessary) basis, and the formulae and the basis upon which the formulae have been produced shall be available for inspection by the Owners. Upon request, PSCC shall furnish the Owners with an accounting of such allocations. The cost to an Owner for the Cost Allocation and Administrative Services provided hereunder shall not exceed prevailing rates for comparable personnel performing the same or similar services functions.

          (b) In addition, in consideration of the office space to be provided the Owners under Section 2(c) of this Agreement, each of the Owners listed on Schedule B attached hereto shall pay PSCC an appropriate proportionate share of the costs incurred by PSCC in providing such office space, determined as set forth in Section 4(a) of this Agreement.

          (c) Payments to PSCC under this Agreement shall be made upon demand by PSCC, but not more often than weekly.

     5. Term
        ----

          (a) This Agreement shall expire on the first anniversary of the date hereof, provided that on each anniversary of the date hereof, this Agreement shall be automatically extended for one year unless terminated in accordance with the provisions of this Section 5. At any time more than 30 days prior to a scheduled expiration date of this Agreement, any Owner may give written notice to PSCC pursuant to Section 10 hereof that this Agreement shall not be extended on the next scheduled expiration date with respect to such Owner. In the event that an Owner gives such notice, this Agreement shall expire on the next scheduled expiration date with respect to the Properties owned by, and administrative services rendered for, such Owner.

          (b) Upon termination of this Agreement with respect to an Owner, PSCC shall promptly return to such Owner all moneys, books, records and other materials held by it for or on behalf of Owner.

     6. Indemnification
        ---------------

               Each of the Owners hereby agrees to indemnify and hold PSCC and all officers and directors of PSCC harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims when engaged in services under this Agreement on behalf of such Owner, arising from any cause, except for the willful misconduct, negligence or negligent omissions on the part of PSCC or any such other person. PSCC and all officers, directors and employees of PSCC also shall not be liable for any error of judgment or for any mistake of fact or law, or for anything which they may do or refrain from doing hereinafter, except in cases of willful misconduct or negligence. PSCC hereby agrees to indemnify and hold Owners harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims in connection with the Properties arising from the willful misconduct or negligence of PSCC and all officers and directors of PSCC.

     7. Assignment
        ----------

               Neither this Agreement nor any right hereunder shall be assignable by an Owner and any attempt to do so shall be void. PSCC shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary or any entity acquiring substantially all of the assets of PSCC; provided, however, any such assignee must assume all obligations of PSCC hereunder, Owners' rights hereunder will be enforceable against any such assignee and PSCC shall not be released from its liabilities hereunder unless Owners shall expressly agree thereto in writing.

     8. Headings
        --------

               The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     9. Governing Law
        -------------

               The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the state of California.

     10. Notices
         -------

               Any notice required or permitted herein to be given shall be given in writing and shall be personally delivered or mailed, first class postage prepaid, to the respective addresses of the parties set forth below their signatures on the signature page hereof, or to such other address as any party may give to the other in writing.

     11. Severability
         ------------

               Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

     12. Property Management Agreements With SEI and CPG
         -----------------------------------------------

               Certain of the Owners have entered into management agreements with Storage Equities, Inc. ("SEI") (or the corporate predecessor to SEI) and Public Storage Commercial Properties Group, Inc. ("CPG"), a subsidiary that is owned 95% by SEI, pursuant to which SEI or CPG provides property management services with respect to Properties owned by such Owner (the "Management Agreements"). Each such Owner acknowledges and agrees that (i) PSCC shall not be responsible for the performance or failure to perform of SEI or CPG under the Management Agreements, (ii) SEI and CPG shall not be responsible for the performance or failure to perform of PSCC under this Agreement, and (iii) the compensation of PSCC under this Agreement is separate from and in addition to the compensation of SEI or CPG under the Management Agreements. The compensation of PSCC will not be reduced by the compensation of SEI or CPG under the Management Agreements, and the compensation of SEI or CPG under the Management Agreements will not be reduced by the compensation of PSCC under this Agreement.

     13. Successors
         -----------

               This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

     14. Attorneys' Fees
         ---------------

               If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

     15. Counterparts
         -----------

               This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. "PSCC"

                       PSCC, INC.


                       By:      /s/ Ronald L. Havner, Jr.
                                -------------------------------------
                                Ronald L. Havner, Jr., Vice President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       "Owners"

                       PUBLIC STORAGE, INC. (formerly known as
                       STORAGE EQUITIES, INC.)


                       By:      /s/ Harvey Lenkin
                                -------------------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES IV, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203

                       PUBLIC STORAGE PROPERTIES V, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES IX, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES X, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES XI, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203

                       PUBLIC STORAGE PROPERTIES XII, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES XIV, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES XV, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES XVI, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203

                       PUBLIC STORAGE PROPERTIES XVII, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES XVIII, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PUBLIC STORAGE PROPERTIES XIX, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203

                       PARTNERS PREFERRED YIELD, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PARTNERS PREFERRED YIELD II, INC.


                       By:      /s/ Harvey Lenkin
                                ----------------------------
                                Harvey Lenkin, President
                                600 North Brand Boulevard
                                Glendale, California  91203


                       PS PARTNERS, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203

                       PS PARTNERS II, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       PS PARTNERS III, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       PS PARTNERS IV, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203

                       PS PARTNERS V, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       PS PARTNERS VI, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       PS PARTNERS VII, LTD.,
                       a California Limited Partnership

                       By:      Public Storage, Inc.,
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203

                       DIVERSIFIED STORAGE FUND,
                       a California Limited Partnership

                       By:      PSI Institutional Advisors, Inc.
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       CONNECTICUT STORAGE FUND,
                       a California Limited Partnership

                       By:      PSI Institutional Advisors, Inc.
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       METROPUBLIC STORAGE FUND,
                       a California Limited Partnership

                       By:      PSI Institutional Advisors, Inc.
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203

                       PUBLIC STORAGE INSTITUTIONAL FUND,
                       a California Limited Partnership

                       By:      PSI Institutional Advisors, Inc.
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203



                       PUBLIC STORAGE INSTITUTIONAL FUND II,
                       a California Limited Partnership

                       By:      PSI Institutional Advisors, Inc.
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203


                       PUBLIC STORAGE INSTITUTIONAL FUND III,
                       a California Limited Partnership

                       By:      PSI Institutional Advisors, Inc.
                                General Partner


                                By:      /s/ Harvey Lenkin
                                         ----------------------------
                                         Harvey Lenkin, President
                                         600 North Brand Boulevard
                                         Glendale, California  91203

                       PS CO-INVESTMENT PARTNERS,
                       a general partnership

                       By: Public Storage Institutional Fund IV, a California Limited Partnership

                                By:      PSI Institutional Advisors, Inc.
                                         general partner


                                         By:      /s/ Harvey Lenkin
                                                 ----------------------------
                                                  Harvey Lenkin, President
                                                  600 North Brand Boulevard
                                                  Glendale, California  91203


                       By:      Diversified Storage Venture Fund
                                a California Limited Partnership

                                By:      PSI Institutional Advisors, Inc.
                                         general partner


                                         By:      /s/ Harvey Lenkin
                                                  ----------------------------
                                                  Harvey Lenkin, President
                                                  600 North Brand Boulevard
                                                  Glendale, California  91203

                                   SCHEDULE A

Accounting and Finance
----------------------

     Property accounting and finance, including producing general ledgers and income statements
     Corporate tax
     Financial reporting
     Cash control
     Compliance with applicable statutes, ordinances, laws, rules, regulations

Administrative Services
-----------------------

     Employee relations
     Property tax appeals
     Yellow page advertising
     Management information systems
     Hotline/CHAMP
     Acquisition of furniture, fixtures and supplies
     Insurance, including filing and managing insurance claims and administering entity level insurance
     Selection  of  vendors,  suppliers,  contractors,   subcontractors  and
     employees Negotiation and execution of agreements related to utilities, service, concessions, supplies, maintenance, operation and repair

Management
----------

     Legal
     Marketing
     Training
     Investor services, including answering investor's questions and sending correspondence and financial reports to investors and coordinating efforts of outside transfer agents
     Institutional Realty
     Maintenance, repair and landscaping

Project personnel
-----------------

     Resident managers
     District managers
     Relief managers
     Maintenance managers

Miscellaneous
-------------

     PSCP facilities support

                                   SCHEDULE B


PUBLIC STORAGE PROPERTIES IV, LTD.
PUBLIC STORAGE PROPERTIES V, LTD.
PUBLIC STORAGE PROPERTIES IX, INC.
PUBLIC STORAGE PROPERTIES X, INC.
PUBLIC STORAGE PROPERTIES XI, INC.
PUBLIC STORAGE PROPERTIES XII, INC.
PUBLIC STORAGE PROPERTIES XIV, INC.
PUBLIC STORAGE PROPERTIES XV, INC.
PUBLIC STORAGE PROPERTIES XVI, INC.
PUBLIC STORAGE PROPERTIES XVII, INC.
PUBLIC STORAGE PROPERTIES XVIII, INC.
PUBLIC STORAGE PROPERTIES XIX, INC.
STORAGE EQUITIES, INC.
PS PARTNERS, LTD.
PS PARTNERS II, LTD.
PS PARTNERS III, LTD.
PS PARTNERS IV, LTD.
PS PARTNERS V, LTD.
PS PARTNERS VI, LTD.
PS PARTNERS VII, LTD.
PARTNERS PREFERRED YIELD, INC.
PARTNERS PREFERRED YIELD II, INC.
DIVERSIFIED STORAGE FUND
CONNECTICUT STORAGE FUND
METROPUBLIC STORAGE FUND
PUBLIC STORAGE INSTITUTIONAL FUND
PUBLIC STORAGE INSTITUTIONAL FUND II
PUBLIC STORAGE INSTITUTIONAL FUND III
PS CO-INVESTMENT PARTNERS

                                   SCHEDULE C




[List of Owners for which PSCC provides entity administration services]